UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): June 6, 2005

                      ADVANCED PLANT PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)

                          Delaware 000-28459 59-2762023
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


43 West 33rd Street, New York, New York                             10001
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 212-695-3334

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets

On June 6, 2005, Advanced Plant Pharmaceuticals, Inc., a Delaware corporation (the "Registrant"), consummated the transactions contemplated by the Share Exchange Agreement dated as of May 2005 (the "Share Exchange Agreement") by and among the Registrant, Akid Corporation ("Akid") and James B. Wiegand. Pursuant to the Share Exchange Agreement, the Registrant sold its entire ownership interest in 7,000,000 shares of the common stock of Mazal Plant Pharmaceutical Inc., a Delaware corporation ("Mazal"), to Akid. In exchange, Akid agreed to issue to the Registrant 20,000,000 shares (the "Exchange Shares") of Akid's common stock. Following the consummation of such share exchange, the Registrant holds a majority of the issued and outstanding common shares of Akid, and Akid holds a majority of the issued and outstanding common shares of Mazal.

Akid issued to the Registrant 17,500,000 of the Exchange Shares at the closing, and agreed to issue the remaining 2,500,000 of the Exchange Shares upon increasing its authorized common stock from 20,000,000 shares to 40,000,000 shares.

Registrant will file an amendment to this Current Report on Form 8-K. This amendment will include the requisite financial information regarding Akid and the pro forma financials as a result of Registrant's acquisition of a majority interest in Akid.

Item 9.01 Financial Statements and Exhibits

(a)   Financial Statements of business acquired.

      Audited Financial Statements of Akid for the year ended December 31, 2004 Unaudited Financial Statements of Akid for the three months ended March 31, 2005

(b)   Pro forma financial information.

      Pro Form Financial Statements of the Registrant and Akid

(c)   Exhibits

Exhibit No.                Description

10.1 Share Exchange Agreement, dated May 2005, among Akid Corporation, the Registrant and James B. Wiegand.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADVANCED PLANT PHARMACEUTICALS, INC.



Date:  July 14, 2005                    /s/David Lieberman
                                        --------------------------
                                        David Lieberman
                                        Chief Executive Officer